                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT:  AUGUST 9, 1995
                                         ----------------
                        (Date of earliest event reported)

                            BRITE VOICE SYSTEMS, INC.
                    _________________________________________
                     (Exact name of Registrant as specified
                        in its Articles of Incorporation)

          KANSAS                   0-17920                  48-0986248
_________________________     _________________     _____________________
(State or other jurisdiction  (Commission File         (I.R.S. Employer
     of incorporation)             Number)                  Identification No.)


  7309 EAST 21ST STREET NORTH, WICHITA, KANSAS              67206
_______________________________________________        __________________
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (316) 265-5700
                                                    -------------------

                                 NOT APPLICABLE
                  ____________________________________________
                        (Former name, or former address,
                          if changed since last report)

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On May 24, 1995, Brite Voice Systems, Inc. (the "Company), entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement") with Telecom Services Limited (U.S.), Inc. ("TSL (U.S.)"), Telecom Services Limited (West), Inc. ("TSL (West)"), TSL Software Services, Inc. ("TSL Software"), and TSL Management Group, Inc. ("TSL Management") (each a "TSL Company" and collectively the "TSL Companies"); and Alan C. Maltz, Stephen B. Rockoff, Scott A. Maltz, and Alan C. Maltz as custodian for Sari Maltz and Lori Maltz (collectively the "TSL Shareholders"), pursuant to which each TSL Company would be merged with and into the Company (each a "Merger" and collectively the "Mergers"). At a special meeting of the Company's stockholders held on August 8, 1995, the Company's stockholders approved and adopted the Merger Agreement, approved the Mergers, and approved the issuance of shares of the Company's common stock in the Mergers. Also on August 8, 1995, the TSL Shareholders, by unanimous written consent in lieu of a meeting of shareholders, approved and adopted the Merger Agreement and approved the Merger of each TSL Company with and into the Company. Upon the filing of a Certificate of Merger with the Secretary of State of Kansas on August 8, 1995, and with the Secretary of State of New Jersey on August 9, 1995, the Mergers became effective. In connection with the Mergers, the Company issued to the TSL Shareholders an aggregate of 3,331,000 shares of the Company's common stock in conversion of all of the outstanding shares of common stock of each TSL Company. The consideration given by the Company in the Mergers was determined through extensive negotiations between the Company, the TSL Shareholders, and their financial advisors.

          The TSL Companies were New Jersey corporations which were affiliated by common ownership. TSL (U.S.) was incorporated on July 14, 1986, TSL (West) was incorporated on December 15, 1988, TSL Software was incorporated on September 21, 1989, and TSL Management was incorporated on December 29, 1992.

          The TSL Companies offer a broad array of services and products which assist clients in managing various aspects of their telecommunications requirements, including managing and reducing expenses, selecting service and equipment vendors, designing and implementing telecommunications systems, managing day-to-day operations, and developing management reports and applications. The TSL Companies' operations are comprised of the following four symbiotic categories:

          MANAGEMENT SOFTWARE APPLICATIONS AND SERVICES: The TSL Companies, using their proprietary software, manage the cost allocation and call accounting activities of clients' telecommunications operations and provide consulting services associated with the implementation of the TSL Companies' software. In addition, the TSL Companies employ and license a PC-based operations management system to aid facilities management, including the management of equipment inventories and circuits, work orders, trouble reporting, invoice processing, telephone directories and trading floors.

          OPERATIONS MANAGEMENT: The TSL Companies offer on-site and off-site operational support of clients' telecommunications invoice processing, move-add-change, internal directory maintenance, help desk functions and related activities.

          BILLING VERIFICATION SERVICES: The TSL Companies audit clients' telecommunications bills to verify that they reflect charges for telephone services (voice and data) and equipment actually contracted for and used, and that appropriate billing tariffs, rates, taxes and surcharges have been properly applied. The TSL Companies prepare and submit refund requests and ensure that clients receive the appropriate reimbursement for incorrect prior bills as well as ensuring that future bills are correct.

          TECHNICAL CONSULTING: The TSL Companies analyze, design, implement, engineer and procure clients' voice and data communications networks. The TSL Companies also offer specialized services such as planning and overseeing corporate relocations, designing voice and data networks, designing and implementing trading floor networks, and developing disaster recovery plans.

          It is expected that the TSL Companies, as an operating division of the Company, will continue to occupy the offices of the TSL Companies in New York, New York, Parsippany, New Jersey, and San Francisco, California, and will continue to offer the services and products which were offered by them prior to the Mergers.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  FINANCIAL STATEMENTS OF THE TSL COMPANIES.

          The combined balance sheets of the TSL Companies as of December 31, 1994, and 1993, and the related combined statements of operations and retained earnings (deficit), and cash flows for each of the three years in the period ended December 31, 1994, and the report thereon of Ernst & Young LLP, as set forth at pages F-2 through F-8 of the Company's definitive Proxy Statement dated July 17, 1995, are incorporated herein by this reference.

          The Company is unable to provide the required unaudited financial statements for the TSL Companies as of the date of this Report, and expects to file such unaudited financial statements under cover of Form 8 on or before October 1, 1995.

          (b)  PRO FORMA FINANCIAL INFORMATION.

          The pro forma financial information required with respect to the Mergers described in Item 2 hereof is incorporated herein by reference to the Pro Forma Combined Condensed Financial Statements of the Company and the TSL Companies as set forth at pages 37 through 44 of the Company's definitive Proxy Statement dated July 17, 1995. The additional pro forma financial information as of June 30, 1995, and for the six months then ended, is expected to be filed under cover of Form 8 on or before October 1, 1995.

          (c)  EXHIBITS

          10.1 Agreement and Plan of Reorganization and Merger Between Brite Voice Systems, Inc., and Telecom Services Limited (U.S.), Inc., Telecom Services Limited (West), Inc., TSL Software Services, Inc., and TSL Management Group, Inc.; and Alan C. Maltz, Stephen
               B. Rockoff, Scott A. Maltz, and Alan C. Maltz as custodian for Sari Maltz and Lori Maltz, incorporated by reference to Annex A to the Company's definitive Proxy Statement dated July 17, 1995.

          23.1 Consent of Ernst & Young LLP.

          99.1 Financial statements of the TSL Companies and the report thereon of Ernst & Young LLP, independent auditors, dated April 7, 1995.

          99.2 Pro Forma Combined Condensed Financial Statements of Brite Voice Systems, Inc., and the TSL Companies.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        BRITE VOICE SYSTEMS, INC.


                                        By /s/Glenn A. Etherington
                                           -----------------------
                                           Glenn A. Etherington
                                           Chief Financial Officer


Dated:  August  17, 1995